MUNIHOLDINGS
NEW YORK
FUND, INC.




FUND LOGO




Semi-Annual Report

December 31, 1998




This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.






MuniHoldings
New York
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS NEW YORK FUND, INC.



The Benefits and
Risks of
Leveraging


MuniHoldings New York Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings New York Fund, Inc., December 31, 1998


DEAR SHAREHOLDER


For the six-month period ended December 31, 1998, the Common Stock of MuniHoldings New York Fund, Inc. earned $0.417 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.39%, based on a month-end per share net asset value of $15.35. Over the same period, the total investment return on the Fund's Common Stock was +4.96%, based on a change in per share net asset value from $15.08 to $15.35, and assuming reinvestment of $0.461 per share ordinary income dividends and $0.003 per share capital gains distributions.

For the six-month period ended December 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.36% for Series A and 3.40% for Series B.


The Municipal Market
Environment
During the six months ended December 31, 1998, long-term bond yields generally declined. Modest domestic economic growth coupled with a continued lack of inflationary pressures has allowed bond yields to continue the decline seen for most of 1998. The US Treasury market has also continued to benefit from its "safe-haven" status. The earlier turmoil in foreign markets, especially in Russia and Brazil, remains unresolved. The declines in foreign economies also have led to reduced demand for US exports. This reduction has forced some US manufacturers to scale back production and initiate significant contractions in employment. Concerns that the declines in the US manufacturing sector seen thus far would intensify and spread to the service sector of the US economy led the Federal Reserve Board to lower short-term interest rates in September, October and November. These actions were taken in large part to ensure that US economic growth would remain at least at its current level of growth. During the six months ended December 31, 1998, US Treasury bond yields declined over 50 basis points (0.50%) to end the year at 5.09%. Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 10 basis points to end the six-month period at 5.26%.

One of the two principal themes characterizing the municipal bond market for much of the past year has been the significant increase in new municipal bond issuance. Over $285 billion in new long-term tax-exempt bonds were underwritten in 1998, an increase of almost 30% relative to 1997 levels. As tax-exempt bond yields declined in recent years, increasingly lower municipal bond yields were required to refinance existing debt. Consequently, the rate of increase in municipal bond issuance has begun to slow in recent quarters. During the last six months of 1998, nearly $135 billion in new tax-exempt bonds were issued, an increase of nearly 10% as compared to the same period a year earlier. During the three months ended December 31, 1998, $68 billion in new municipal bonds were underwritten, an increase of just over 5% as compared to the quarter ended December 31, 1997. Unless municipal bond yields decline dramatically in 1999, new bond issuance in 1999 seems unlikely to match 1998 levels.

The second and perhaps more striking theme during the past year has been the dramatic underperformance of the municipal bond market. At the end of 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (103%), matching their least expensive level of the year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the safe-haven status of US Treasury securities has driven municipal bond yield ratios to their present attractive levels. Should new-issue volume decline or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could be expected to quickly return to their more historic levels (85%--88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggest a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. At this time, it appears that there is little immediate risk of any significant increase in long-term bond yields.


Portfolio Strategy
During the six months ended December 31, 1998, we maintained the Fund's constructive portfolio position. We believed that a continuation of current equity market volatility would have a negative impact on economic growth, thereby constricting global inflation and forcing interest rates lower during the next several months. This proved to be the case as turmoil increased in various parts of the world, including Brazil and Russia. While the US economy had performed much better than anticipated, inflation remained quite benign. Our constructive strategy enabled the Fund to participate in the bond market rally as well as realize an attractive total return.

Looking ahead, we will maintain our constructive position toward interest rates. We expect to remain fully invested in order to seek to maintain a high level of tax-exempt income, as we expect New York new-issuance supply to remain moderate and demand to remain quite strong.


In Conclusion
We appreciate your ongoing interest in MuniHoldings New York Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



(Roberto Roffo)
Roberto Roffo
Vice President and
Portfolio Manager



February 3, 1999




MuniHoldings New York Fund, Inc., December 31, 1998


PROXY RESULTS


During the six-month period ended December 31, 1998, MuniHoldings
New York Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
December 16, 1998. The description of each proposal and number of shares voted are as follows:
                                                                              Shares Voted          Shares Withheld
                                                                                  For                From Voting
1. To elect the Fund's Directors:           Herbert I. London                  7,445,026                 73,652
                                            Robert R. Martin                   7,449,027                 69,651
                                            Andre F. Perold                    7,449,077                 69,601
                                            Arthur Zeikel                      7,441,556                 77,122
                                                                             Shares Voted      Shares Voted    Shares Voted
                                                                                  For            Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                        7,400,308          25,493        92,877


During the six-month period ended December 31, 1998, MuniHoldings
New York Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares Voted          Shares Withheld
                                                                                  For                From Voting
1. To elect the Fund's Board of Directors: James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel as follows:
                                            Series A                                 957                      0
                                            Series B                               1,493                      0

                                                                             Shares Voted      Shares Voted    Shares Voted
                                                                                  For            Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                            Series A                                 957           0                0
                                            Series B                               1,493           0                0



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MUN


MuniHoldings New York Fund, Inc., December 31, 1998


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                   S&P      Moody's   Face                                                                      Value
STATE            Ratings    Ratings  Amount   Issue                                                            (Note 1a)
New York--93.4%    AAA      Aaa     $ 5,000   Battery Park City Authority, New York, Revenue Bonds,
                                              RITR, Series 25, 6.62% due 11/01/2026 (b) (c)                    $   5,518

                   AAA      Aaa       2,000   Buffalo, New York, Municipal Water Finance Authority,
                                              Water System Revenue Bonds, 5% due 7/01/2025 (d)                     1,974

                                              Long Island Power Authority, New York, Electric System
                                              Revenue Refunding Bonds, Series A:
                   AAA      Aaa       2,500     5.125% due 12/01/2016 (f)                                          2,549
                   AAA      Aaa       7,000     5.25% due 12/01/2026 (e)                                           7,157
                   A-       Baa1      3,150     5.50% due 12/01/2029                                               3,251
                   AAA      Aaa       2,600     5.50% due 12/01/2029 (e)                                           2,696

                   AAA      Aaa       1,000   Metropolitan Transportation Authority, New York, Commuter
                                              Facilities Revenue Refunding Bonds, Series D, 5.125%
                                              due 7/01/2022 (e)                                                    1,000

                   AAA      Aaa       2,000   Nassau County, New York, Industrial Development Agency,
                                              Civic Facilities Revenue Refunding Bonds (Hofstra University
                                              Project), 4.75% due 7/01/2028 (e)                                    1,903

                                              New York City, New York, GO:
                   A-       A3        5,000     Refunding, Series H, 5.125% due 8/01/2025                          4,918
                   A-       A3        7,500     Refunding, Series J, 5.125% due 8/01/2014                          7,657
                   A-       A3        2,000     Series J, 5.50% due 2/15/2026                                      2,053

                                              New York City, New York, Industrial Development Agency,
                                              Civic Facilities Revenue Bonds:
                   A        A2        6,750     (British Airways PLC Project), AMT, 5.25% due 12/01/2032           6,697
                   BBB      NR*       1,000     (College of Aeronautics Project), 5.45% due 5/01/2018              1,026
                   A1+      NR*         300     (National Audubon Society), VRDN, 4.10% due 12/01/2014 (a)           300
                   A        A3        5,765     (Nightingale-Bamford School Project), 5.85% due 1/15/2020          6,082

                                              New York City, New York, Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Refunding Bonds:
                   AAA      Aaa       7,250     Series A, 5.50% due 6/15/2023 (d)                                  7,541
                   A        A1        4,750     Series B, 5.25% due 6/15/2029                                      4,782

                   AA       Aa3       2,840   New York City, New York, Transitional Finance Authority
                                              Revenue Bonds (Future Tax Secured), Series C, 5% due 5/01/2016       2,855

                                              New York State Dormitory Authority Revenue Bonds:
                   AAA      Aaa       2,200     (835 Schools Program), Issue 2, Series D, 5% due 7/01/2018 (c)     2,196
                   BBB+     A3        7,550     (Court Facilities Lease), Series A, 5.25% due 5/15/2021            7,570
                   NR*      Aaa       2,960     (Culinary Institute), 5% due 7/01/2027 (e)                         2,920
                   AAA      Aaa       4,500     (Liberal Facilities--Service Contract), 5.25% due 7/01/2019 (g)    4,588
                   AAA      Aaa       5,000     (Mental Health Services Facilities), Series B, 5%
                                                due 2/15/2028 (f)                                                  4,932
                   A-       A3        2,370     (Mental Health Services Facilities Improvement), Series B,
                                                5.375% due 2/15/2026                                               2,422
                   AAA      Aaa       2,255     (Mental Health Services Facilities Improvement), Series D,
                                                5% due 8/15/2017 (e)                                               2,248
                   AAA      Aaa       5,485     (Mental Health Services Facilities Improvement), Series D, 5.
                                                125% due 8/15/2027 (f)                                             5,487
                   AAA      Aaa       4,000     (Municipal Health Facilities Improvement Program), Series 1,
                                                4.75% due 1/15/2029 (f)                                            3,792
                   BBB+     Baa1      3,000     Refunding (Secured Hospital--North General Hospital),
                                                Series G, 5.30% due 2/15/2019                                      3,015
                   A-       A3        2,000     Refunding (State University Educational Facilities), 5.125%
                                                due 5/15/2021                                                      1,983
                   AAA      Aaa       1,455     Refunding (University of Rochester), Series A, 5.125% due
                                                7/01/2022 (e)                                                      1,456
                   BBB+     Baa1      7,000     (Secured Hospital--Interfaith Medical Center), Series D,
                                                5.40% due 2/15/2028                                                7,075
                   BBB+     Baa1      1,750     (Secured Hospital--Saint Agnes Hospital), Series A, 5.40%
                                                due 2/15/2025                                                      1,770
                   BBB+     Baa1      1,000     (Secured Hospital--Saint Clare's Hospital), Series B,
                                                5.30% due 2/15/2019                                                1,005
                   BBB+     Baa1      6,500     (Secured Hospital--Saint Clare's Hospital), Series B,
                                                5.40% due 2/15/2025                                                6,576
                   BBB+     Baa1      7,500     (Secured Hospital--Wyckoff Heights), Series H, 5.30%
                                                due 8/15/2021                                                      7,531
                   AA       Aa        4,000     (Vassar College), 5% due 7/01/2025                                 3,925

                                              New York State Energy Research and Development Authority, PCR:
                   AAA      Aaa       2,000     (New York State Electric and Gas Project), AMT,
                                                Series A, 6.15% due 7/01/2026 (e)                                  2,189
                   A1+      NR*         500     (Niagara Power Corporation Project), VRDN, AMT,
                                                Series B, 4.15% due 7/01/2027 (a)                                    500
                   AAA      Aaa       2,000     Refunding (Niagara Mohawk Power Project), Series A,
                                                5.15% due 11/01/2025 (c)                                           2,010

                   AAA      Aaa       5,065   New York State Local Government Assistance Corporation,
                                              RITR, Series 27, 6.62% due 4/01/2021 (b)(e)                          5,459

                                              New York State Mortgage Agency Revenue Bonds:
                   NR*      Aa2       3,900     5.50% due 10/01/2028                                               3,981
                   NR*      Aa2       7,435     (Homeowner Mortgage), AMT, Series 69, 5.40% due 10/01/2019         7,584
                   NR*      Aa2       4,900     Series 41-A, 6.45% due 10/01/2014                                  5,320

                   AAA      Aaa       3,955   New York State, Refunding, GO, Series D, 5% due 7/15/2018 (c)        3,964

                   AAA      Aaa       5,000   New York State Urban Development Corporation Revenue Bonds,
                                              RITR, Series 26, 6.62% due 1/01/2025 (b)(e)                          5,446

                   AAA      Aaa       1,000   Niagara, New York Frontier Authority Airport Revenue Bonds
                                              (Buffalo Niagara International Airport), AMT, 5% due
                                              4/01/2018 (d)                                                          991

                   AAA      Aaa       1,700   Oneida County, New York, Industrial Development Agency,
                                              Civic Facilities Revenue Bonds (Mohawk Valley), Series A,
                                              5.20% due 2/01/2013 (f)                                              1,764

Puerto Rico--4.9%  A        Baa1      9,420   Puerto Rico Public Buildings Authority, Guaranteed
                                              Government Facilities Revenue Bonds, Series B, 5.25%
                                              due 7/01/2021                                                        9,526

                   Total Investments (Cost--$186,203)--98.3%                                                     189,184

                   Other Assets Less Liabilities--1.7%                                                             3,178
                                                                                                               ---------
                   Net Assets--100.0%                                                                          $ 192,362
                                                                                                               =========

                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the interest rate in effect at December 31, 1998.
                (b)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the interest rate in effect at December 31, 1998.
                (c)AMBAC Insured.
                (d)FGIC Insured.
                (e)MBIA Insured.
                (f)FSA Insured.
                (g)CAPMAC Insured.
                  *Not Rated.


                   See Notes to Financial Statements.


Portfolio Abbreviations


To simplify the listings of MuniHoldings New York Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax (subject to)
GO            General Obligation Bonds
PCR           Pollution Control Revenue Bonds
RITR          Residual Interest Trust Receipts
VRDN          Variable Rate Demand Notes




MuniHoldings New York Fund, Inc., December 31, 1998


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of December 31, 1998
Assets:             Investments, at value (identified cost--$186,202,994) (Note 1a)                         $189,183,805
                    Cash                                                                                          91,136
                    Receivables:
                      Interest                                                             $  3,230,549
                      Securities sold                                                           120,000        3,350,549
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      15,147
                    Prepaid expenses and other assets                                                              4,113
                                                                                                            ------------
                    Total assets                                                                             192,644,750
                                                                                                            ------------

Liabilities:        Payables:
                      Investment adviser (Note 2)                                                90,025
                      Distributor (Note 2)                                                       76,475
                      Dividends and distributions to shareholders (Note 1f)                      32,809          199,309
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        83,625
                                                                                                            ------------
                    Total liabilities                                                                            282,934
                                                                                                            ------------

Net Assets:         Net assets                                                                              $192,361,816
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,040 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                    $  76,000,000
                      Common Stock, par value $.10 per share (7,580,698 shares
                      issued and outstanding)                                              $    758,070
                    Paid-in capital in excess of par                                        111,975,013
                    Undistributed investment income--net                                        665,507
                    Accumulated realized capital losses on investments--net (Note 5)            (17,585)
                    Unrealized appreciation on investments--net                               2,980,811
                                                                                           ------------
                    Total--Equivalent to $15.35 net asset value per share
                    of Common Stock (market price--$15.4375)                                                 116,361,816
                                                                                                            ------------
                    Total capital                                                                           $192,361,816
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1998
Investment          Interest and amortization of premium and discount earned                                $  5,072,066
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    541,262
                    Commission fees (Note 4)                                                    101,688
                    Professional fees                                                            34,341
                    Accounting services (Note 2)                                                 21,403
                    Transfer agent fees                                                          21,085
                    Directors' fees and expenses                                                 12,011
                    Printing and shareholder reports                                             10,836
                    Custodian fees                                                                8,052
                    Listing fees                                                                  5,929
                    Pricing fees                                                                  3,650
                    Amortization of organization expenses (Note 1e)                               1,697
                    Other                                                                         8,313
                                                                                           ------------
                    Total expenses before reimbursement                                         770,267
                    Reimbursement of expenses (Note 2)                                         (118,654)
                                                                                           ------------

                    Total expenses after reimbursement                                                           651,613
                                                                                                            ------------
                    Investment income--net                                                                     4,420,453
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,367,624
Unrealized          Change in unrealized appreciation on investments--net                                      1,114,867
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,902,944
(Notes 1b, 1d & 3):                                                                                         ============



                      See Notes to Financial Statements.



MuniHoldings New York Fund, Inc., December 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six     For the Period
                                                                                           Months Ended    Feb. 27, 1998++
                                                                                              Dec. 31,       to June 30,
                    Increase (Decrease) in Net Assets:                                         1998              1998
Operations:         Investment income--net                                                 $  4,420,453     $  2,967,254
                    Realized gain (loss) on investments--net                                  1,367,624         (827,645)
                    Change in unrealized appreciation on investments--net                     1,114,867        1,865,944
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,902,944        4,005,553
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,121,848)      (1,644,233)
Shareholders          Preferred Stock                                                        (1,148,832)        (807,287)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (388,829)              --
                      Preferred Stock                                                          (168,735)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (4,828,244)      (2,451,520)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --      113,250,000
Transactions        Proceeds from issuance of Preferred Stock                                        --       76,000,000
(Notes 1e & 4):     Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                   368,635               --
                    Offering costs resulting from the issuance of Common Stock                       --         (278,202)
                    Offering and underwriting costs resulting from the
                    issuance of Preferred Stock                                                      --         (707,355)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital
                    stock transactions                                                          368,635      188,264,443
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              2,443,335      189,818,476
                    Beginning of period                                                     189,918,481          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $192,361,816     $189,918,481
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    665,507     $    515,734
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived              For the Six     For the Period
                    from information provided in the financial statements.                 Months Ended     Feb. 27, 1998++
                                                                                             Dec. 31,        to June 30,
                    Increase (Decrease) in Net Asset Value:                                    1998             1998
Per Share           Net asset value, beginning of period                                   $      15.08     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .58              .36
                    Realized and unrealized gain on investments--net                                .32              .14
                                                                                           ------------     ------------
                    Total from investment operations                                                .90              .50
                                                                                           ------------     ------------
                    Less dividends and distributions to Common Stock shareholders:
                      Investment income--net                                                       (.41)            (.22)
                      Realized gain on investments--net                                            (.05)              --
                                                                                           ------------     ------------
                    Total dividends and distributions to Common Stock                              (.46)            (.22)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --             (.04)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity++++:
                      Dividends and distributions to Preferred Stock shareholders:
                          Investment income--net                                                   (.15)            (.07)
                          Realized gain on investments--net                                        (.02)               --
                    Capital charge resulting from issuance of Preferred Stock                        --             (.09)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.17)            (.16)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      15.35     $      15.08
                                                                                           ============     ============
                    Market price per share, end of period                                  $    15.4375     $    14.5625
                                                                                           ============     ============

Total Investment    Based on market price per share                                               9.31%+++        (1.47%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                            4.96%+++         2.03%+++
                                                                                           ============     ============

Ratios to Average   Expenses, net of reimbursement                                                 .66%*            .26%*
Net Assets:***                                                                             ============     ============
                    Expenses                                                                       .78%*            .77%*
                                                                                           ============     ============
                    Investment income--net                                                        4.49%*           5.22%*
                                                                                           ============     ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $    116,362     $    113,918
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     76,000     $     76,000
                                                                                           ============     ============
                    Portfolio turnover                                                           65.33%           28.25%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2,531     $      2,499
                                                                                           ============     ============

Dividends           Series A--Investment income--net                                       $        377     $        286
Per Share on                                                                               ============     ============
Preferred Stock     Series B--Investment income--net                                       $        379     $        245
Outstanding:                                                                               ============     ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 19, 1998.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




MuniHoldings New York Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings New York Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 1998, FAM earned fees of $541,262, of which $118,654 was reimbursed.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1998 were $132,033,092 and $122,250,044, respectively.

Net realized gains (losses) for the six months ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

                                    Realized      Unrealized
                                 Gains (Losses)      Gains

Long-term investments            $  1,405,161    $  2,980,811
Financial futures contracts           (37,537)             --
                                 ------------    ------------
Total                            $  1,367,624    $  2,980,811
                                 ============    ============

As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,980,811, of which $3,081,821 related to appreciated and $101,010 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $186,202,994.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended December 31, 1998 increased by 24,031 as a result of dividend reinvestment and during the period February 27, 1998 to June 30, 1998 increased by 7,550,000 as a result of the initial offering.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 1998 were as follows: Series A, 4.50% and Series B, 4.49%.

Shares issued and outstanding during the six months ended December 31, 1998 remained constant and during the period February 27, 1998 to June 30, 1998 increased by 3,040 as a result of the initial offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $77,973 as commissions.


5. Capital Loss Carryforward:
At June 30, 1998, the Fund had a net capital loss carryforward of approximately $827,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On January 7, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069637 per share, payable on January 28, 1999 to shareholders of record as of January 22, 1999.


MuniHoldings New York Fund, Inc., December 31, 1998


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE


The quality ratings of securities in the Fund as of December 31, 1998 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  41.5%
AA/Aa                                    12.3
A/A                                      29.6
BBB/Baa                                  14.5
Other++                                   0.4

[FN]
++Temporary investments in short-term municipal securities.